UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021

Statera BioPharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On September 28, 2021, the Audit Committee of the Board of Directors of Statera BioPharma, Inc. (the “Company”) approved the engagement of Turner, Stone & Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of Turner Stone’s standard client acceptance process and execution of an engagement letter, and dismissed Meaden & Moore (“M&M”) as the Company’s independent registered public accounting firm.

The reports of M&M on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. M&M's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion but contained a modified opinion, as it included an explanatory paragraph describing the net capital deficiency that raised substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2020 and 2019 and the subsequent interim period through September 28, 2021: (i) the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with M&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to M&M’s satisfaction, would have caused M&M to make reference thereto in its reports on the Company’s financial statements for such years, and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than with respect to the Company’s previously reported determination that as of December 31, 2019, the Company’s internal control over financial reporting was not effective.

The Company provided M&M with a copy of the disclosures required by Item 304 of Regulation S-K contained in this Current Report on Form 8-K and requested that M&M furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether M&M agrees with the above statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of M&M’s letter, dated September [ ], 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2020 and 2019 and the subsequent interim period through September 28, 2021, neither the Company, nor anyone acting on the Company’s behalf, consulted Turner Stone regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description

16.1	Letter from Meaden & Moore Ltd. to the Securities and Exchange Commission, dated September 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera BioPharma, Inc.

Date: September 29, 2021	By:	/s/ Peter Aronstam
	Name:	Peter Aronstam
	Title:	Chief Financial Officer